Exhibit 24.1

POWER OF ATTORNEY OF VIRGINIA M. ROMETTY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Chairman, President and Chief Executive Officer and Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2016 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, Christina M. Montgomery, and Martin J. Schroeter, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2017.

/s/ Virginia M. Rometty
Virginia M. Rometty
Chairman, President and
Chief Executive Officer

POWER OF ATTORNEY OF MARTIN J. SCHROETER

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation, which will file with U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2016 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, Christina M. Montgomery, and Virginia M. Rometty, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2017.

/s/ Martin J. Schroeter
Martin J. Schroeter
Senior Vice President and
Chief Financial Officer

POWER OF ATTORNEY OF ROBERT F. DEL BENE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2016 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Christina M. Montgomery, Virginia M. Rometty, and Martin J. Schroeter, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2017.

/s/ Robert F. Del Bene
Robert F. Del Bene
Vice President and Controller

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2016 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, Christina M. Montgomery, Virginia M. Rometty, and Martin J. Schroeter, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2017.

/s/ Kenneth I. Chenault
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2016 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, Christina M. Montgomery, Virginia M. Rometty, and Martin J. Schroeter, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2017.

/s/ Michael L. Eskew
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2016 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, Christina M. Montgomery, Virginia M. Rometty, and Martin J. Schroeter, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2017.

/s/ David N. Farr
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2016 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, Christina M. Montgomery, Virginia M. Rometty, and Martin J. Schroeter, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2017.

/s/ Mark Fields
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2016 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, Christina M. Montgomery, Virginia M. Rometty, and Martin J. Schroeter, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2017.

/s/ Alex Gorsky
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2016 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, Christina M. Montgomery, Virginia M. Rometty, and Martin J. Schroeter, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2017.

/s/ Shirley Ann Jackson
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2016 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, Christina M. Montgomery, Virginia M. Rometty, and Martin J. Schroeter, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2017.

/s/ Andrew N. Liveris
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2016 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, Christina M. Montgomery, Virginia M. Rometty, and Martin J. Schroeter, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2017.

/s/ W. James McNerney, Jr.
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2016 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, Christina M. Montgomery, Virginia M. Rometty, and Martin J. Schroeter, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2017.

/s/ Hutham S. Olayan
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2016 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, Christina M. Montgomery, Virginia M. Rometty, and Martin J. Schroeter, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2017.

/s/ James W. Owens
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2016 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, Christina M. Montgomery, Virginia M. Rometty, and Martin J. Schroeter, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2017.

/s/ Joan E. Spero
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2016 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, Christina M. Montgomery, Virginia M. Rometty, and Martin J. Schroeter, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2017.

/s/ Sidney Taurel
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2016 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, Christina M. Montgomery, Virginia M. Rometty, and Martin J. Schroeter, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2017.

/s/ Peter R. Voser
Director